Exhibit 99.1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V54712-TBD For Against Abstain ! ! ! ! ! ! BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY MEDIA CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on August 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LMC2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on August 22, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw The Board of Directors recommends a vote FOR Proposals 1 and 2. 1. Split-Off Proposal A proposal to approve the redemption by Liberty Media Corporation ("Liberty Media") of each outstanding share of Liberty Media's Series A, Series B and Series C Liberty SiriusXM common stock in exchange for a number of shares of common stock of a newly formed, wholly owned subsidiary of Liberty Media, Liberty SiriusXM Holdings Inc., equal to the Exchange Ratio (as defined in the Reorganization Agreement, dated December 11, 2023, as amended by the First Amendment to the Reorganization Agreement, dated June 16, 2024). 2. Adjournment Proposal A proposal to approve the adjournment of the special meeting by Liberty Media from time to time to solicit additional proxies in favor of the above listed proposal if there are insufficient votes at the time of such adjournment to approve the above listed proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. LIBERTY MEDIA CORPORATION Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

V54713-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. LIBERTY MEDIA CORPORATION Special Meeting of Stockholders August 23, 2024, 10:15 a.m. Mountain time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty SiriusXM common stock and/or Series B Liberty SiriusXM common stock held by the undersigned at the Special Meeting of Stockholders to be held at 10:15 a.m., Mountain time, on August 23, 2024, via a live webcast accessible at www.virtualshareholdermeeting.com/LMC2024SM, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE